SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JUNE 30, 2005
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                333-16031                              86-0793960
          (Commission File No.)                     (I.R.S. Employer
                                                   Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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         SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 30, 2005, we, together with two of our wholly-owned subsidiaries, PWI Technologies, Inc. ("PWI") and STAR Solutions of Delaware, Inc. ("STAR") (collectively the "Borrowers"), entered into a Security Agreement with Laurus Master Fund, Ltd ("Laurus") pursuant to which Laurus has agreed to provide us with a $9 million revolving, convertible credit facility (the "Facility"). The term of the Facility is three (3) years. In connection with the Facility, the Borrowers executed in favor of Laurus a $9 million Secured Revolving Note (the "Revolver Note"). Borrowings under the Facility shall accrue interest at the `prime rate' (as published in The Wall Street Journal) plus 1%, which is subject to reduction if the market price of our common stock exceeds certain designated thresholds. Pursuant to the Security Agreement, the minimum initial amount available to the Borrowers, until December 31, 2005, is $6 million. Thereafter, the maximum principal amount of all borrowings under the Facility cannot exceed 90% of the combined eligible accounts receivable of the PWI and STAR.

         Pursuant to the Revolver Note, Laurus has the option to convert borrowings under the Facility into shares of our common stock. The first $3 million of borrowings are convertible into shares of our common stock registered under the Securities Act of 1933, as amended (the "Act"), at a fixed conversion price of $2.05 (as adjusted for dilutive issuances, stock splits, stock dividends and the like, "as adjusted"). The second $3 million of borrowings are convertible into unregistered shares of our common stock, at a fixed conversion price of $2.56, as adjusted. The last $3 million of borrowings are convertible into unregistered shares of our common stock, at a fixed conversion price of $2.99, as adjusted.

         On July 5, 2005, the Borrowers requested, and Laurus agreed to lend, an initial draw under the Facility of $6 million, of which approximately $4.4 million was used to extinguish, in full, our indebtedness to Wells Fargo Bank, N.A. and the balance of the initial draw, less expenses of the Facility, will be used for general corporate and working capital purposes.

         Borrowings under the Facility are collateralized by a security interest in substantially all of the assets of the Borrowers, including a pledge to Laurus of all of the outstanding capital stock of PWI and STAR. Repayment of borrowings under the Facility is guaranteed by PWI and STAR pursuant to a Subsidiary Guaranty in favor of Laurus.

         We issued to Laurus a warrant that entitles the holder thereof to purchase, at any time through June 30, 2012, up to 400,000 shares of our common stock at a price of $2.63 per share, as adjusted (the "Warrant").

         The first $3 million of borrowings under the Facility is further evidenced by a Secured Convertible Minimum Borrowing Note (the "$3 Million Minimum Borrowing Note"), which provides Laurus with certain additional rights, including without limitation, the right to receive a pre-payment penalty and certain registration rights (as further described herein). In the event the Borrowers redeem, or prepay, the outstanding balance under the $3 Million Minimum Borrowing Note, the Borrowers are required to pay Laurus a sum equal to one hundred twenty five percent (125%) of the principal amount outstanding under such note, together with accrued but unpaid interest thereon. All other borrowings under the Facility may be prepaid from time to time without penalty.

         Pursuant to a registration rights agreement between our company and Laurus, we are obligated to: (a) file a registration statement under the Act to register the resale of the shares of our common stock issuable upon conversion of the $3 Million Minimum Borrowing Note and exercise of the Warrant (the "Registration Statement") within 55 days of the date of the funding with respect to the $3 Million Minimum Borrowing Note; (b) use our best efforts to have the Registration Statement

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declared effective under the Act as promptly as possible, but in any event prior to the 115th day following the funding of the $3 Million Minimum Borrowing Note; and (c) maintain the effectiveness of the Registration Statement until the earliest date of when (i) all registrable securities have been sold, (ii) all registrable securities may be sold immediately without registration under the Act and without volume restrictions pursuant to Rule 144(k) or (iii) all amounts payable under the $3 Million Minimum Borrowing Note have been paid in full. Laurus or other holders of the $3 Million Minimum Borrowing Note and the Warrant, are entitled to certain specified remedies if we do not timely comply with its registration obligations.

         In connection with the Facility, we paid Laurus approximately $359,000, comprised of a facility fee of $324,000 (representing an annual fee equal to 1.2% of the Facility payable in advance at closing) and reimbursement of $35,000 of Laurus' expenses.

         Concurrently with the closing of the Facility, we amended our existing Secured Convertible Term Note with Laurus, dated March 13, 2004, to provide that an event of default by the Borrowers under the Facility shall also constitute an event of default under such Term Note.

         The above description of the financing transaction and the material agreements is not a complete description of the material terms of the transaction or the material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure contained in Item 1.01 is incorporated herein by reference.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On July 5, 2005, in connection with the closing of the transaction discussed in Item 1.01 above, we issued to Laurus the notes and warrants described in Item 1.01. Such issuance was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in

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connection with such issuance and Laurus represented to us that it was an
"accredited investor," as defined in the Securities Act of 1933, as amended.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Number   Documents
         ------   ---------

         10.1 Security Agreement, dated as of June 30, 2005, by and among Incentra Solutions, Inc., PWI Technologies, Inc., Star Solutions of Delaware, Inc. and Laurus Master Fund, Ltd.

         10.2 Secured Revolving Note, dated as of June 30, 2005, by Incentra Solutions, Inc., PWI Technologies, Inc. and Star Solutions of Delaware, Inc. in favor of Laurus Master Fund, Ltd.

         10.3 Secured Convertible Minimum Borrowing Note, dated as of June 30, 2005, by Incentra Solutions, Inc. in favor of Laurus Master Fund, Ltd.

         10.4 Stock Pledge Agreement, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.5 Minimum Borrowing Note Registration Rights Agreement, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.6 Common Stock Purchase Warrant, dated as of June 30, 2005, by Incentra Solutions, Inc. in favor of Laurus Master Fund, Ltd.

         10.7 Subsidiary Guaranty, dated as of June 30, 2005, by and among PWI Technologies, Inc., Star Solutions of Delaware, Inc. and Laurus Master Fund, Ltd.

         10.8 Amendment and Waiver, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INCENTRA SOLUTIONS, INC.


Date: July 7, 2005                         By:     /s/ Thomas P. Sweeney III
                                               ---------------------------------
                                               Thomas P. Sweeney III
                                               Chief Executive Officer

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                                  EXHIBIT INDEX

         Number   Documents
         ------   ---------

         10.1 Security Agreement, dated as of June 30, 2005, by and among Incentra Solutions, Inc., PWI Technologies, Inc., Star Solutions of Delaware, Inc. and Laurus Master Fund, Ltd.

         10.2 Secured Revolving Note, dated as of June 30, 2005, by Incentra Solutions, Inc., PWI Technologies, Inc. and Star Solutions of Delaware, Inc. in favor of Laurus Master Fund, Ltd.

         10.3 Secured Convertible Minimum Borrowing Note, dated as of June 30, 2005, by Incentra Solutions, Inc. in favor of Laurus Master Fund, Ltd.

         10.4 Stock Pledge Agreement, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.5 Minimum Borrowing Note Registration Rights Agreement, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.6 Common Stock Purchase Warrant, dated as of June 30, 2005, by Incentra Solutions, Inc. in favor of Laurus Master Fund, Ltd.

         10.7 Subsidiary Guaranty, dated as of June 30, 2005, by and among PWI Technologies, Inc., Star Solutions of Delaware, Inc. and Laurus Master Fund, Ltd.

         10.8 Amendment and Waiver, dated as of June 30, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.